Transactions with Affiliates and Owners (Tables)	12 Months Ended
Dec. 31, 2013
Management Fees, Including Acquisition Fees and Sales Commissions

Management fees, including acquisition fees and sales commissions during 2013, 2012 and 2011 were as follows:

	2013	2012	2011
Fees from affiliated Owner	$4,410	$5,259	$4,636
Fees from unaffiliated Owners	13,447	18,906	22,741

Fees from Owners	17,857	24,165	27,377
Other fees	2,064	2,004	1,947

Total management fees	$19,921	$26,169	$29,324

Due to Owners, Net

Due to owners, net represents lease rentals collected on behalf of and payable to Owners, net of direct expenses and management fees receivable. Due to owners, net at December 31, 2013 and 2012 consisted of the following:

	2013	2012
Affiliated Owner	$884	$1,665
Unaffiliated Owners	11,891	11,553

Total due to Owners, net	$12,775	$13,218